UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
December 23, 2015

Puravita Corporation
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

333-202520	27-5414104
(Commission File Number)	(IRS Employer Identification No.)

1441 Ocean Drive, Vero Beach , Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

772.234.9999
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On December 23, 2015, Board of Directors of the Registrant dismissed Messineo & Co., CPAs, LLC ,its independent registered public account firm.

On the same date, December 23, 2015, the accounting firm of Ankit Consulting Services, Inc. was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Messineo & Co., CPAs, LLC and the engagement of Ankit Consulting Services, Inc. as its independent auditor. None of the reports of Messineo & Co., CPAs, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Messineo & Co., CPAs, LLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Messineo & Co., CPAs, LLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Messineo & Co., CPAs, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter will be attached as an exhibit to this 8k when recieved.

b) On December 23, 2015, the registrant engaged Ankit Consulting Services, Inc. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Ankit Consulting Services, Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Messineo & Co., CPAs, LLC dated December 23, 2015, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date:  December 30, 2015

By: /s/ Rory O'Dare
Name:  Rory O'Dare
Title:  President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Messineo & Co., CPAs, LLC dated December 23, 2015, to the Securities and Exchange Commission regarding statements included in this Form 8-K.